AAM/Insight Select Income Fund

Class Y (Ticker Symbol: CPUYX)

A series of Investment Managers Series Trust

Supplement dated October 20, 2017, to the
Prospectus and Statement of Additional Information dated October 20, 2017.

Effective October 31, 2017, Class Y shares of the AAM/Insight Select Income Fund will become available for purchase.

Please retain this Supplement with your records.